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                                                                   Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of the Tridex Corporation 1989 Long-Term Incentive Plan of our report dated March 15, 1996 appearing on page 14 of this Form 10-K.




PRICE WATERHOUSE LLP
March 15, 1996
Hartford, Connecticut

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